UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________

FORM 8-K
____________
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 10, 2017
____________
EXTERRAN CORPORATION
(Exact Name of Registrant as Specified in its Charter)
____________

Delaware	001-36875	47-3282259
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4444 Brittmoore Road Houston, Texas 77041
(Address of Principal Executive Offices) (Zip Code)

(281) 836-7000 Registrant’s telephone number, including area code Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 10, 2017, the Board of Directors of Exterran Corporation (the “Company”) elected Michael Sanders as Vice President and Chief Accounting Officer of the Company, effective October 30, 2017. Mr. Sanders, age 43, served as Corporate Controller of Atwood Oceanics from January 2016 until joining the Company. Mr. Sanders joined Atwood from LNG Limited, where he served as Corporate Controller for 14 months. Prior to that time, he spent 15 months at KBR, Inc. as Business Unit Controller, Gas Monetization Group, and seven years at McDermott International, Inc., first as Senior Manager and subsequently as Director of Financial Reporting and Consolidations. Mr. Sanders is a certified public accountant and began his career with Ernst & Young LLP. He received his Bachelor of Science in Accounting from Louisiana State University in 1997. Mr. Sanders is also a Certified Internal Auditor and Certified Information Systems Auditor.

Exterran has entered into an employment letter with Mr. Sanders pursuant to which he will receive an annual salary and be eligible to receive short and long term incentive awards, in each case in the Board’s or designated committee of the Board’s sole discretion and based on performance objectives determined by the Board or such designed committee. Mr. Sanders’ initial short term incentive award target will be 36% of his base salary beginning with the 2017 calendar year performance period, provided that for such 2017 performance period, Mr. Sanders will receive a minimum short-term incentive payment equal to $30,000, payable in March 2018. Mr. Sanders’ initial long-term incentive award target will be $135,000, which may be comprised of restricted stock, stock options, performance shares, and/or phantom stock/units. Mr. Sanders will also be entitled to participate in the Company’s benefit programs available to similarly situated employees of the Company.

There are no arrangements or understandings between Mr. Sanders and any other person(s) pursuant to which he was appointed the Company’s Vice President and Chief Accounting Officer. There is no family relationship between Mr. Sanders and any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer of the Company. The Company has not entered into any related-party transactions with Mr. Sanders that would require disclosure pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTERRAN CORPORATION

/s/ VALERIE L. BANNER
Valerie L. Banner
Vice President and General Counsel
Date: October 11, 2017

3